Exhibit 10.45

Confidential Treatment Request

[*] indicates information that has been omitted pursuant to a confidential treatment request and this information has been filed under separate cover with the Commission.


                            STANDARD LEASE AGREEMENT

                        (1) THIS LEASE made this 5th day of January 2003 by and between CKS Investments, L.L.C., 21190 Vesper, Macomb MI 48004 ((810) 919-5974), the Lessor, herein after designated as the Landlord, and All Night Auto, Inc., the Lessee, herein after designated as the Tenant.

DESCRIPTION             (2)     Witnesseth:  The Landlord,  in  consideration of
                the rents to be paid and the covenants and agreements to be performed by the Tenant, does hereby lease unto the Tenant the following described premises situated in the City of Troy, County of Oakland, State of Michigan to wit: a store containing approximately 2600 SF within and part of the 3872 Rochester Road Auto center containing approximately 10,500 SF and is commonly known as 3872 - 3878 Rochester Road.

TERM                    (3)     For the term of ten years (120  months) from and
                after the first (1st) day of November, 2003 (Tenant to be given possession January 15th, 2003), fully to be completed and ended, the Tenant yielding and paying during the continuance of this lease unto the Landlord for rent of said premises as follows:

RENT            Month of Term     Minimum Monthly Rental
                1-12                       [*] Plus CAM & Taxes
                13-24                      [*] Plus CAM & Taxes
                25-36                      [*] Plus CAM & Taxes
                37-48                      [*] Plus CAM & Taxes
                49-60                      [*] Plus CAM & Taxes
                61-72                      [*] Plus CAM & Taxes
                73-84                      [*] Plus CAM & Taxes
                85-96                      [*] Plus CAM & Taxes
                97-108                     [*] Plus CAM & Taxes
                109-120                    [*] Plus CAM & Taxes

                in lawful money of the United States payable in monthly installments in advance, upon the first (1st) day of each and every month.

RENT                    (4)     The Tenant  hereby  hires the said  premises for
                the said term as above mentioned and covenants well and truly to pay, or cause to be paid unto the Landlord at the dates and times above mentioned, the rent above reserved. Should the term of this Lease commence on a day other than first day of a calendar month, then the calculation of the term shall be deemed to begin the first day of the following month, and the rental for such month shall be prorated upon a daily basis, based upon a thirty (30) day calendar month. Landlord hereby acknowledges the receipt of [*] Dollars, which will be retained as a security Deposit (see section P of attached rider).

INSURANCE               (5)     In   addition   to  the   rentals   hereinbefore
                specified, the Tenant agrees to pay as additional rental any increase on premiums for insurance against loss by fire and liability that may be charged during the term of this lease on the amount of insurance now carried by the Landlord on the premises and on the improvements situated on said premises, resulting from the business carried on in the leased premises by the Tenant or the character of its occupancy, whether or not the Landlord has consented to the same.

                        (6) If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at his option make such payment or expenditure, in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on the next ensuing rent day together with interest at the maximum rate per annum permitted by law from the date of such payment or expenditure by the Landlord and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.

                        (7) All payments of rent or other sums to be made to the Landlord shall be made at such place as the Landlord shall designate in writing from time to time and every payment required to be made by Tenant under this lease shall be made without any set-off or deduction whatsoever.

ASSIGNMENT              (8)     The Tenant  covenants  not to assign or transfer
                this lease to hypothecate or mortgage the same or sublet said premises or any part thereof without the written consent of the Landlord. Any assignment, transfer, hypothecation, mortgage or subletting without said written consent shall give the Landlord the right to terminate this lease and to re-enter and repossess the leased premises. Landlord agrees not to unreasonably withhold consent reserving however, the right to determine the conditions that shall be imposed with respect to same. Upon Landlord's approval of any assignment, Tenant will be assessed an assignment fee per occurrence equal to one (1) months then current base rent, which shall be construed as additional rental.

BANKRUPTCY              (9)     The tenant  agrees  that if the  estate  created
AND             hereby shall be taken in execution,  or by other process of law,
INSOLVENCY      or if the  Tenant  shall  be  declared  bankrupt  or  insolvent, according to law, or any receiver be appointed for the business and property of the Tenant, or if any assignment shall be made of the Tenant's property for the benefit of creditors, than and in such event this lease may be cancelled at the option of the


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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


                Landlord. In the event of any bankruptcy by Tenant, Landlord shall be entitled to reimbursement for all attorney fees and cost incurred connection with such bankruptcy, whether the lease is cancelled, assumed or assigned.

RIGHT TO                (10)    The  Landlord  reserves the right to subject and
MORTGAGE subordinate this lease at all times to the lien of any mortgage or mortgages, now hereafter placed upon the Landlord's interest in the said premises and on the land and buildings of which the said premises are a part or upon any buildings hereafter placed upon the land of which the leased premises form a part. And the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees and hereby irrevocably appoints the Landlord the attorney-in-fact of the Tenant execute and deliver any such instrument or instruments for and in the name of the Tenant. This clause shall be self-operative and no further instrument required.

USE AND                 (11)    It is understood  and agreed between the parties
OCCUPANCY       hereto that said premises  during the  continuance of this lease shall be used and  occupied  for THE REPAIR OF  AUTOMOBILES  AND
                LIGHT TRUCKS and for no other purpose or purposes without the written consent of the Landlord, and that the Tenant will not use the premises for any purpose in violation with any law, municipal ordinance or regulation, and that on any breech of this agreement the Landlord may at his option terminate this lease forthwith and re-enter and repossess the leased premises.
                Under no circumstances whatsoever may Tenant be permitted to perform any service or sell any goods performed of sold by another Tenant in the Shopping Center to assure a tenant mix and avoid wasteful overlap of duplicate merchandise and services.

FIRE                    (12)    It is understood and agreed that if the premises
                hereby leased be damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch, and that the rent herein provided for shall abate entirely in case the entire premises are untenantable and pro rata for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if the Tenant shall fail to adjust his own insurance or to remove his damaged goods, wares, equipment or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during which the period of such resulting delay, and provided further that there shall be no abatement of rental if such fire or other cause damaging or destroying the leased premises shall result from the negligence or willful act of the Tenant, his agents or employees, and provided further that if the Tenant shall use any part of the leased premises for storage during the period of repair a reasonable charge shall be made therefor against the Tenant, and provided further that in case the leased premises, or the building of which they are a part, shall be destroyed to the extent of more than one-half of the value thereof, the Landlord may at his option terminate this lease forthwith by a written notice to the Tenant. If the damage or destruction is due to the fault or neglect of Tenant, the debris shall be removed at the Tenant's expense.

REPAIRS                 (13)    The Landlord after receiving written notice from
                the Tenant and having reasonable opportunity thereafter to obtain the necessary workmen therefor agrees to keep in good order and repair the roof and the four outer walls of the premises but not the doors, door frames, the window glass, window casings, window frames, windows or any of the appliances or appurtenances of said doors or window casings, window frames and windows, or any attachment thereto or attachments to said building or premises used in connection therewith. Nor any repair including, but not limited to, the roof and four outer walls of the premises necessitated by any vandalism or burglary.

INSURANCE               And the Tenant  agrees to keep the plate  glass  insured
                with a responsible Insurance Company in the name of the Landlord and to deliver the policy or policies to the Landlord and upon his failure to do so the Landlord may place such insurance and charge the same to the Tenant as so much additional rent as provided in Paragraph 6; but the failure on the part of the Landlord to place such insurance does not release the Tenant of the liability. Tenant also agrees to carry fire insurance on the contents, including improvements and business interruption coverage.

TENANT TO               (14)    The Tenant agrees to indemnify and hold harmless
INDEMNIFY       the  Landlord  from any  liability  for damages to any person or property in, on or about said leased premises from any cause whatsoever, and Tenant will procure and keep in effect during the term hereof public liability and property damage insurance for the benefit of the Landlord in the sum of One Million
                ($1,000,000.00) Dollars for damages resulting to one person and One Million ($1,000,000.00) Dollars for damages resulting from one casualty, and One Million ($1,000,000.00) Dollar property damage insurance resulting from any one occurrence. Tenant shall deliver said policies to the Landlord and upon Tenant's failure so to do the Landlord may at his option obtain such insurance and the cost thereof shall be paid as additional rent due and payable upon the next ensuing rent day.

REPAIRS AND             (15)    Except as provided in Paragraph  13 hereof,  the
ALTERATIONS     Tenant  further  covenants  and agrees that he will,  at his own expense, during the continuation of this lease, keep the said premises and every part thereof including all electrical, heating, cooling and plumbing in as good repair and at the expiration of the term yield and deliver up the same in like condition as when taken, reasonable use and wear thereof and damage by the elements expected. The Tenant shall not make any alterations, additions or improvements to said premises without the Landlord's written consent, and all alterations, additions or improvements made by either of the parties hereto upon the premises, except moveable office furniture and trade fixtures put in at the expense of the Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the premises at the termination of this lease, without molestation or injury. Tenant shall cause to be discharged of record any liens that may be filed against the premises resulting from Tenant.

                        The  Tenant  covenants  and agrees  that if the  demised
                premises consists of only a part of a structure owned or controlled by the Landlord, the Landlord may enter the demised premises at reasonable times and install or repair pipes, wires and other appliances or make any repairs deemed by the Landlord essential to the use and occupancy of other parts of the Landlord's building.

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


EMINENT                 (16)    Eminent  Domain - (Total  Condemnation):  If the
DOMAIN whole of the premises hereby leased shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and the rent shall be paid up to that day with a proportionate refund by the Landlord of such rent as may have been paid in advance.

                        (Partial Condemnation):  If less than the whole but more
                than twenty (20%) percent of the leased premises shall be taken under eminent domain, Tenant shall have the right to either terminate this Lease and declare the same null and void, or, continue in possession of the remainder of the leased premises, and shall notify Landlord in writing prior to any such taking of Tenant's intention. In the event Tenant elects to remain in possession, all of the terms herein provided shall continue in effect, except that the minimum rent shall be reduced in proportion to the amount of the premises taken, and Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the basic building, store front, so as to constitute the remaining premises as a complete architectural unit.

                        (Landlord's and Tenant's  Damages):  All damages awarded
                for such taking under power of eminent domain, whether for a whole or a part of the leased premises shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises; provided, however, that Landlord shall not be entitled to the award made to Tenant for loss of business, depreciation to, and cost of removal of stock and fixtures.

RESERVATION             (17)    The  Landlord  reserves the right of free access
                at all times to the roof of said leased premises and reserves the right to rent said roof for advertising purposes. The Tenant shall not erect any structures for storage or any aerial, or use the roof for any purpose without the consent in writing of the Landlord.

CARE OF                 (18)    The Tenant  shall not  perform any acts or carry
PREMISES on any practices which may injure the building or be a nuisance or menace to other Tenants in the building and shall keep premises under his control (including adjoining drives, streets, alleys or yard) clean and free from rubbish, dirt, snow and ice at all times, and it is further agreed that in the event the Tenant shall not comply with these provisions, the Landlord may enter upon said premises and have rubbish, dirt and ashes removed and the side walks cleaned, in which event the Tenant agrees to pay all charges that the Landlord shall pay for hauling rubbish, ashes and dirt, or cleaning walks. Said charges shall be paid to the Landlord by the Tenant as soon as bill is presented to him and the Landlord shall have the same remedy as is provided in Paragraph 6 of this lease in the event of the Tenant's failure to pay.

                        (19) the Tenant shall at his own expense under penalty of forfeiture and damages promptly comply with all lawful laws, orders, regulations or ordinances of all municipal, County and State authorities affecting the premises hereby leased and the cleanliness, safety, occupation and use of same. Plumbing facilities shall be used only for the purposes for which they were constructed, any breakage, stoppage and the resultant repair cost shall be the responsibility of the Tenant.

CONDITION OF            (20)    The  Tenant  further  acknowledges  that  he has
PREMISES AT examined the said leased premises prior to the making of knows TIME OF LEASE the condition thereof, and that no representations as to the condition or state of repairs thereof have been made by the Landlord, or this lease, and his agent, which are not herein expressed, and the Tenant hereby accepts the leased premises in their present condition at the date of the execution of this lease.

                        (21) The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the leased premises are a part or for any loss or damage resulting to the Tenant or his property from bursting, stoppage or leaking of water, gas, sewer or steam pipes.

RE-RENTING              (22)    The  Tenant  hereby  agrees  that  for a  period
                commencing 90 days prior to the termination of this lease, the Landlord may show the premises to prospective Tenants, and 90 days prior to the termination of this lease, may display in and about said premises and in the windows thereof, the usual and ordinary "TO RENT" signs.

HOLDING OVER            (23)    It is  hereby  agreed  that in the  event of the
                Tenant herein holding over after the termination of this lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary and the base rent due shall be increased to one hundred fifty (150%) percent of the last monthly rental amount due prior to the expiration or termination of the lease.

GAS, WATER,             (24)    the Tenant  will pay all  charges  made  against
HEAT,           said leased premises for gas, water, heat and electricity during
ELECTRICITY     the  continuance  of this lease,  as the same shall  become due, commencing the date Landlord tenders possession to Tenant.

ADVERTISING             (25)    It  is  further   agreed   that  all  signs  and
DISPLAY advertising displayed in and about the premises shall be such only as advertise business carried on upon said premises, and that the Landlord shall control the character and size thereof, and that no sign shall be displayed excepting such as shall be approved in writing by the Landlord, and that no awning shall be installed or used on the exterior of said building unless approved in writing by the landlord. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, or other advertising matter as may be approved in good condition and repair at all times.

ACCESS TO               (26)    The Landlord  shall have the right to enter upon
PREMISES the leased premises at all reasonable hours for the purpose of inspecting the same.

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PREMISES        If the Landlord  deems any repairs  necessary he may demand that the Tenant make the same and if the Tenant refuses or neglects forthwith commence such repairs and complete the same with reasonable dispatch the Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to his stock or business by reason thereof, and if the Landlord makes or causes to be made such repairs the Tenant agrees that he will forthwith on demand pay to the Landlord the cost thereof with interest at 7% per annum, and if he shall make default in such payment the Landlord shall have the remedies provided in Paragraph 6 hereof.

RE-ENTRY                (27)    In case any rent  shall be due and  unpaid or if
                default be made in any of the covenants herein contained, or if said leased premises shall be deserted or vacated, then it shall be lawful for the Landlord, his certain attorney, heirs, representatives and assigns, to re-enter into, re-possess the said premises and the Tenant and each and every occupant to remove and put out, in accordance with procedures set forth by law.

QUIET                   (28)    The Landlord  covenants that the said Tenant, on
ENJOYMENT       payment of all the aforesaid installments and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid.

EXPENSES-               (29)    In the event that the Landlord shall, during the
DAMAGES         period covered by this lease, obtain possession of said premises
RE-ENTRY        by re-entry summary proceedings, or otherwise, the Tenant hereby agrees to pay the  Landlord  the expense  incurred in  obtaining
                possession   of  said   premises   and  also  all  expenses  and
                commissions which may be paid in and about the letting of the same, and all other damages, including legal fees and attorney fees.

REMEDIES NOT            (30)    It is agreed  that each and every of the rights,
EXCLUSIVE       remedies   and   benefits   provided  by  this  lease  shall  be
                cumulative, and shall not be exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

WAIVER                  (31)    One or more waivers of any covenant or condition
                by the Landlord shall not be construed as a waiver of a further breach of the same covenant or condition.

DELAY OF                (32)    It is  understood  that if the  Tenant  shall be
POSSESSION      unable to enter into and occupy the  premises  hereby  leased at the time above pro-vided, by reason of the said premises not being ready for occupancy, or by reason of the holding over of any previous occupant of said premises, or as a result of any cause or reason beyond the direct control of the Landlord, the Landlord shall not be liable in damages to the Tenant therefore, but during the period the Tenant shall be unable to occupy said premises as hereinbefore provided, the rental therefor shall be abated and the Landlord is to be the sole judge as to when the premises are ready for occupancy.

NOTICES                 (33)    Whenever  under this lease a  provision  is made
                for notice of any kind it shall be deemed sufficient notice and service thereof if such notice to the Tenant is in writing addressed to the Tenant at his last known Post Office address or at the leased premises and deposited in the mail with postage prepaid and if such notice to the Landlord is in writing addressed to the last known Post Office address of the Landlord and deposited in the mail with postage prepaid. Notice need be sent to only one Tenant or Landlord where the Tenant or Landlord is more than on person.

                        (34) It is agreed that in this lease the word "he" shall be used as synonymous with the words "she," "it" and "they," and the word "his" synonymous with the words "her," its" and "their."

                        (35) The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns.

                        (36) The preparation and submission of this lease to Tenant does not constitute a reservation or option in favor of the Tenant for the premises. This lease shall only become binding as a lease upon the complete execution by both Landlord and Tenant and delivery of a fully executed copy thereof to each respective party.

ENVIRONMENTAL           (37)    Tenant  represents,  warrants and covenants that
                the Premises shall not be used for the temporary or permanent generation storage, treatment, manufacture, handling, processing, disposal, release, or discharge of any toxic, hazardous, industrial or chemical materials, substances, wastes or pollutants, including but not limited to any substance, materials, waste, contaminant or pollutant which is (i) subject to regulation under any federal state, county, municipal and other governmental laws, statutes, regulations, orders, permits, decrees and ordinances ("Laws") from time to time in effect or
                (ii) known to be a hazard to health, safety, property or the environment (collectively "Hazardous Materials"), except in such types of materials in such typical amounts as are reasonably and customarily used or stored at similar Auto center buildings in compliance with all applicable Laws (including without limitation those related to the matters described in this Section) and in a manner calculated to prevent damage to human health, safety, welfare and the environment, and that the Premises will be constructed, operated and maintained, and the occupants of the Premises shall conduct their activities in the Building in compliance with all Laws and in a manner calculated to prevent damage to human health, safety, welfare and the environment.

                        In no event  shall  Tenant  dispose  of, or  permit  the
                disposal of, Hazardous Materials in, on or under the Premises or property adjacent to the Premises and all Hazardous Materials shall be removed from the Premises in the manner set forth below. In no event shall tenant permit or cause a release of Hazardous Materials at or from the Premises which is reportable or cognizable under the Federal Comprehensive Environmental Response Compensation and Liability Act (42 USCA 9601 ET SEQ.) or any other Laws. Tenant shall not burn, or permit the burning of any trash, garbage or Hazardous Materials at any time in or about the Premises.

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


                        Notwithstanding  anything in this Lease to the contrary,
                Tenant shall not store, or permit the storage of, waste (whether otherwise) Hazardous Materials except as is customarily used or stored at similar premises and auto centers, as in non-leaking and ground containers, as is in compliance with all applicable Laws, and as is stored in a manner calculated to prevent damage to the safety, welfare and the environment, the materials in which are removed from the Premises substantially prior to the time Hazard non-hazardous substances or materials, including but not limited to waste materials, nor permit such activities, at the Premises. To introduce or permit the introduction of any material except uncontaminated sanitary sewage and uncontaminated wash waters in being recognized that this provision shall not prevent ordinary and customary hand washing within the Premises.

                        Tenant shall unconditionally indemnify,  defend and hold
                harmless Landlord, its employees, agents, partners, officers from and against all claims, liabilities, damages, costs and expenses, including reasonable attorney fees, fees of environmental costs any clean-up costs, arising from any breach of the foregoing representations, warranties and covenants or as the result of the Hazardous Materials within, on or flowing from the Premises.

                        IN WITNESS WHEREOF, The parties  have hereunto set their
                hands and seals the day and year first above written.

                WITNESSED BY:               LANDLORD

                /s/ [illegible]             BY: /s/ [illegible]
                -------------------------


                                            TENANT:

                /s/ [illegible]             BY: /s/ Richard J. Kohl, President
                -------------------------   Soc. Sec.:
                                            Driver License No.:


                                            BY:
                -------------------------   Soc. Sec.:
                                            Driver License No.:

                      RIDER ATTACHED TO AND MADE A PART OF
                         A CERTAIN LEASE BY AND BETWEEN
                        CKS INVESTMENTS LLC, AS LANDLORD
                       AND ALL NIGHT AUTO, INC., AS TENANT
                       CONCERNING LEASED PREMISES LOCATED
                             AT 3874 ROCHESTER ROAD

A. EMPLOYEE PARKING - Regardless of any other clause recited in this Lease Agreement, it is understood and agreed that Tenant may not solicit business nor at any time engage in business at the herein demised premises, except from within its leased premises. Therefore, Tenant and its employees may not use any of the common areas of the Auto Center for any purpose except for ingress or egress, and parking for themselves and Tenant's patrons and invitees. Tenant agrees to cause Tenant, its employees and agents, to park their cars only in areas specifically designated for that purpose so as not to consume parking spaces adjacent to the retail stores, to assure that the same will be available for retail patrons. In the event Tenant, its agents or employees shall fail to park in spaces designated by Landlord, then in such event, Tenant agrees to pay the Landlord, upon demand, the sum of Ten Dollars ($10.00) per violation for each day. Tenant shall furnish the Landlord, upon demand from time to time, a complete list of Tenant and Tenant's employees and agents, and a complete description of their automobiles and license plate numbers, to enable enforcement of the foregoing provisions.

B. ACCORD AND SATISFACTION - No payment by Tenant or receipt by Landlord of a lesser amount than the rent and other sums that shall become due and payable under this Lease shall be deemed to be other than on account of the earliest rent and/or other amounts due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment under this Lease be deemed to be in accord and satisfaction. Landlord shall have the right to accept such check, regardless of such endorsement or letter or other qualification, without regard to such endorsement or other qualification and without prejudice to its right to recover the balance of any amounts that shall be due under the terms of this Lease or pursue any other remedy.

C. NON-WAIVER - No default in the payment of rent or any other amount required to be paid under the terms of this Lease, or the failure of Landlord to enforce the provisions of this Lease upon any default by Tenant shall be construed as creating a custom of deferring payment or as in any way modifying the terms and conditions of this Lease, or as a waiver of Landlord's right to exercise any privilege given to the Landlord by law or under the terms and conditions of this Lease. Landlord may not be deemed to have waived any of Landlord's rights, except to the extent that the same shall have been reduced to writing and signed by the Landlord, and such waiver shall be limited to the terms of such writing. The parties declare that time is of the essence with respect to the covenants under this Lease. If any terms or provisions of this Lease or the application thereof to any person or circumstance shall to any extent be declared by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby; and each of the remaining terms and conditions of this Lease shall be valid and enforceable in accordance with their terms to the fullest extent permitted by law.

D. WAIVER OF JURY TRIAL AND COUNTER CLAIM - Tenant hereby waives the right to demand a jury in any litigation instituted by the Landlord in which Landlord seeks to recover any rental obligations accruing under this Lease Agreement. Tenant also agrees not to assert in any such action any set-off or counterclaim to endeavor to avoid or defeat the Landlord's claim of right to receive the rental obligations, interest, and other sums accruing under this Lease. The foregoing waivers shall not affect Tenant's right to make a demand for jury trial with respect to any litigation not related to those matters above described nor shall it deprive Tenant of the right of asserting any matter which may otherwise be the subject of a set-off or counterclaim in a separate action. Any such separate action shall not be consolidated into the Landlord's action to secure payment of the aforesaid rental obligations.

E. DEFAULT - In the event Tenant fails to pay any rental obligations on or before the date due with respect to monetary defaults, and with respect to non-monetary defaults, shall fail to perform any of the other covenants of this Lease Agreement and shall fail to rectify the same within seven (7) days after written notice of such default has been given to Tenant, or after any such monetary or non-monetary default shall have been cured and shall re-occur within twelve (12) months of such default, then any remaining renewal options shall be automatically canceled and any rental abatement granted to Tenant shall be immediately due and payable. In addition to the foregoing, Landlord shall have the right to re-enter the premise through lawful means and remove Tenant from the leased premises, with or without terminating this Lease at the exclusive option of Landlord. In the event Landlord recovers possession of the premises as a result of Tenant's default and does not elect to terminate this Lease, Landlord shall have the right from time to time to make such repairs to the premises as shall be determined necessary by Landlord and shall have the right to re-let the same upon such terms and conditions as Landlord in its sole discretion deems advisable without interference by Tenant; and upon such re-letting, all rentals received by Landlord shall be applied first to payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such re-letting, including brokerage fees and attorney fees and of the costs of alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Landlord and applied to payment of future rent as the same shall become due and payable hereunder. If such rentals received from such re-letting during any month be less than rentals payable for that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and be paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention be given to Tenant, or unless the termination hereof be declared by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach. Should Landlord at any time terminate this Lease, or in lieu thereof re-enter and re-let the premises for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reasons of such breach, including, but not limited to, the cost of recovering the Leased Premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

F. REAL ESTATE TAXES - Tenant shall pay to Landlord as additional rent during each lease year its Proportionate Share of the real property taxes and assessments without limitation payable by Landlord during each lease year with respect to the entire Shopping Center. In the event the State of Michigan or any political subdivision thereof, or any governmental authority having jurisdiction there-over, shall impose a tax and/or assessment of any kind or nature upon, against or with respect to rentals payable by Tenant to Landlord, or on the income of Landlord derived from the Leased Premises (other than the current income or single business tax), or with respect to the ownership, occupancy or rental of the land and buildings comprising the leased Premises, either by way of substitution for all or any part of the real estate taxes levied or assessed against such land and buildings, or in addition thereto, such tax and/or assessment shall be deemed to constitute a real estate tax against such land and such buildings for the purpose of this clause.

     Upon receipt of all tax bills and assessment bills attributable to any calendar year during the term hereof, Landlord shall furnish tenant with a written statement of the taxes and assessments for such year. In the event no tax bill is available, Landlord will compute the amount of such tax.

G. COMMON AREA MAINTENANCE - Tenant agrees to pay Landlord in the manner hereinafter provided Tenant's Proportionate Share of all cost and expenses of every kind and nature paid or incurred by Landlord in operating, equipping, policing and protecting, lighting, heating, air conditioning, insuring, repairing, replacing and maintaining the (i) common areas and
     (ii) all other areas, facilities and buildings used in the maintenance and operation of the Shopping Center (hereinafter collectively referred to as "common areas"), including the cost of insuring all property provided by Landlord which may at any time comprise the Shopping Center. Such cost and expenses shall include, but not be limited to, illumination and maintenance of Shopping Center signs, whether located on or off the Shopping Center site; cleaning, lighting, policing, snow removal, line painting, maintenance replacement and repair of the roof and parking area, management fee, rubbish removal, decorations, pest extermination, drainage, landscaping; premiums for liability and property insurance; personal property taxes; supplies and an amount equal to fifteen per cent (15%) of the total of all of the foregoing costs and expenses to cover Landlord's administrative costs.

H. INSURANCE - Supplementing paragraph (5) hereof, Tenant shall pay to Landlord as additional rent during each year its Proportionate Share of the cost of the general liability, boiler and machinery, excess liability, fire and extended coverage insurance (including rental interruption insurance and difference in conditions coverage, if any) on the full replacement value of the buildings in the Shopping Center and all improvements thereon, payable by Landlord in any lease year or portion thereof. Tenant's obligations under this Section shall commence as of the date of Landlord's delivery of possession of the leased premises to Tenant.

I. TENANT'S PROPORTIONATE SHARE - Whenever the phrase "Proportionate Share" is used in this Lease, such phrase shall have the following meaning; Tenant's "Proportionate Share" shall be equal to the product obtained by a fraction, the numerator of which shall be the total number of square feet of first floor area of the Leased Premises and the denominator the total number of square feet of first floor area of leasable space in the Shopping Center. Landlord shall have the option to exclude from the denominator any first floor area of the leasable space of any portion of the Shopping Center and any land and improvements appurtenant thereto, that may now or hereafter be separately taxed, billed or assessed. Tenant's Proportionate Share for or during the term hereof, as determined by Landlord, shall be paid in monthly installments, on or before the first day of each calendar month, in advance, in an amount estimated by Landlord; provided, that in the event Landlord is required under any mortgage covering the Shopping Center to escrow real estate taxes, Landlord may but shall not be obligated to, use the amount required to be so escrowed as a basis for its estimate of the monthly installments due from Tenant hereunder. Tenant's Proportionate Share as herein above defined at the commencement date of said lease shall be sixteen percent (25%).

J.   CONSUMER PRICE INDEX ADJUSTMENT - N/A

K.   LATE FEE - In the event the  Tenant  pays the rental  due,  after the fifth
     (5th) day of the month when due, Tenant will be automatically assessed a late charge of [*] of the amount due or [*] dollars, whichever is greater. Such late charge shall be construed as additional rental.

L. OPERATING COVENANT - During the entirety of the Lease Term, Tenant covenants to open for business to the public and operate the premises in a first class manner with a full staff and full stock of current inventory during all regular hours of the Auto Center as the same shall be established by the Landlord.

M. HVAC MAINTENANCE - Tenant will hire a reputable company approved by Landlord to inspect and perform maintenance and repairs on the heating and air conditioning unit and system, semi-annually or more often if necessary,. The filters shall be changed four (4) times per year in the months of January, April July and October and evidence shall be furnished satisfactory to landlord establishing that same have been changed. Landlord may require that the filters be changed more often in the event Landlord deems same necessary due to the nature of Tenant's business. In the event Tenant fails to furnish written evidence that the filters have been changed as required above within ten (10) days of the date that such changes are required to have taken place, then Landlord may have the filters changed at Tenant's expense and Tenant shall reimburse Landlord for the cost of same as additional rent within ten (10) days of receipt of such invoice.

N. PREMISES RESTORATION - Upon the expiration or earlier termination of the Lease, Tenant shall remove such improvements, alterations and/?? modifications of the Premises as Landlord directs and restore the Premises to "white box condition. All removal and restoration will leave the Premises in good order and condition and ready to rent without any uncorrected code violations caused by such removal and/or modification. All debris will be hauled away by Tenant and the Premises will be left "broom clean" and repainted. Tenant will continue to pay the monthly rent and triple net charges until the entire restoration of the Premises is fully completed and all keys to the Premises are returned to Landlord. In the event Tenant shall fail to return the premises to the above mentioned condition, Landlord may at his option make such repairs as deemed necessary to return the premises to a ready to rent condition. All costs and expenses incurred by Landlord for said restoration will be taken out of any security deposit held under paragraph P of the Rider to Lease Agreement. Any remaining deficiency shall be paid to Landlord within (10) days of receipt of such invoice.

O.   LANDLORD'S RIGHT TO RELOCATE TENANT - N/A

P. SECURITY DEPOSIT - The Landlord herewith acknowledges the receipt of $[*] Dollars ($ [*]), which he is to retain as security for the faithful performance of all the covenants, conditions, and agreements of this lease, but in no event shall the Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for the Tenant's failure to perform the said covenants, conditions, and agreements; the Landlord may so apply the security at his option; and the Landlord's right to the possession of the premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum if not applied toward the payment of rent in arrears or toward the payments of this lease is to be returned to the Tenant when this lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the premises and delivered possession to the Landlord.

     In the event that the Landlord repossesses himself of the said premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions, and agreements of this lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obliged to keep the said security as a separate fund, but may commingle the said security with his own funds.

Q. SECURITY INTEREST - For valuable consideration and as security for payment of rental and other payments required to be made by Tenant and the obligations to be performed by Tenant under this Lease, Tenant hereby grants to Landlord a security interest in Tenant's merchandise, inventory, trade fixtures and Tenant's other equipment, fixtures and personal property now or hereafter placed in the Leased Premises and all Tenant's future accounts receivable generated by Tenant's business in the Leased Premises during the Lease Term and all renewals and extensions thereof. The security interests hereby created shall extend to the proceeds of any of the above-described collateral.

     The security interests granted Landlord hereby are and shall be subordinate to any bona fide perfected purchase money security interest that Tenant may wish to create and to any bona fide perfected security interest granted by Tenant to any institutional lender financing the purchase of said collateral. Tenant covenants to create no other security interests in said collateral except as aforesaid, and Tenant further covenants not to remove any of its trade fixtures or other property covered by this security agreement from the Leased Premises, without the prior written consent of Landlord.

     Upon the happening of any of the following  events or  conditions,  namely:
     (a) an event of default; (b) the placing of any levy, lein, seizure or attachment of the collateral; (c) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, Tenant or any guarantor or surety for Tenant; thereupon, or at any time thereafter (such default not having previously been cured), Landlord shall have the remedies of a secured party under the laws of the State of Michigan, including, without limitation, the right to take possession of the collateral, and for that purpose Landlord may enter upon the Leased Premises and remove said collateral therefrom. Landlord shall give Tenant at least ten (10) days prior written notice of any public sale therefore or the date after which any private or any other intended disposition is to be made, and at any such sale Landlord may purchase the collateral.

     Contemporaneous with the execution of this Lease, and at such other times as Landlord may request, Tenant agrees to execute and deliver to Landlord financing statements and such other documents as may be required to perfect the security interest of Landlord grantee therein.

     The security agreement and the security interests in the collateral created hereby shall be terminated when, but not before, all of the rent and other payments and all obligations of Tenant becoming due during the Lease Term, and all renewals or extensions thereof, shall have been fully paid and performed.

R. LIABILITY OF LANDLORD - If Landlord shall fail to perform any covenant, term or condition of this lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgement against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Shopping Center Site and out of rents or other income from such property receivable by Landlord, and neither Landlord nor any of the co-partners comprising the partnership which is the Landlord herein shall be liable for any deficiency.

S. FURNISHING OF FINANCIAL STATEMENT - Upon Landlord's written request, Tenant shall promptly furnish Landlord, certified financial statements reflecting Tenant's current financial condition including a current balance sheet and income statement.

T.   MISCELLANEOUS CONDITIONS:

     (1) Tenant acknowledges that it is leasing shell space and agrees to accept the same in "as is" condition, WITH THE EXCEPTION OF THE REMAINING SPECIFIC TERMS AND CONDITIONS OF THIS PARAGRAPH. Landlord shall not be required to perform any work with respect to the premises, EXCEPT AS IS SPECIFICALLY OUTLINED IN EXHIBIT "A" ATTACHED HERETO AND DESCRIBED AS LANDLORD'S WORK. Any work that Tenant may require, or deem desirable with respect to the premises, shall be first presented to Landlord in the form of plans and specifications requiring Landlord's prior written approval. Such plans and specifications shall be prepared by Tenant and by Tenant delivered to Landlord not later than fifteen (15) days following the date of Landlord's execution of this lease. Landlord is not to unreasonably withhold its consent. The Landlord's position shall be stated to Tenant in writing, whereupon Tenant's work shall be completed in accordance with the plans and specifications by Tenant at Tenant's sole cost, using reputable contractors and materials complying at all times with the code and regulations of the governmental agencies having jurisdiction over the property.

     (2) Tenant shall not erect or install any exterior or interior window or door signs or advertising media or window or door lettering, or placards, without the previous written consent of Landlord. Tenant agrees not to use any advertising media that shall be deemed objectionable to Landlord or other Tenants, such as loud speakers, phonographs or radio broadcasts in a manner to be heard outside of the leased premises. Tenant shall not install any exterior decorations or painting, or build any fences or make any changes to the store front without the previous consent of Landlord. Simultaneous with Tenant's delivery of its plans and specifications under paragraph (1) hereof, Tenant shall submit to Landlord Tenant's written detail for the completion of its store front sign for Landlord's approval. The store front sign in all respects shall conform to the detail and specifications of Exhibit "B" attached hereto and by this reference made a part hereof. Tenant shall, within thirty (30) days of Landlord's written approval of Tenant's plans for completion of its store front, in all respects complete the installation of Tenant's store front sign. Landlord shall have the right, but no the obligation, to complete Tenant's store front sign and the cost to Landlord for completion of such sign shall become additional rent, payable within ten (10) days of Landlord's billing of the same to Tenant.

     (3) Landlord retains the exclusive right to add, delete and otherwise alter the Auto Center buildings, common areas, and the land (including any additions or deletions thereto made hereafter by Landlord) which now and hereafter may be by Landlord made a part of the Auto Center. Landlord agrees that the privileges herein by Landlord retained shall be exercised in such a manner as to avoid unreasonable interference with the conduct of Tenant's business.

     (4) If Tenant is given possession of the leased premises prior to the commencement of the term hereof, such possession shall be for the purpose of enabling Tenant to ready the premises for the conduct of its business. All of the terms and conditions of this Lease, with the exception of minimum rent, real estate taxes and common area maintenance, shall be fully applicable during such period of possession prior to commencement of the term. In the event tenant shall commence to conduct any business prior to the date of commencement of the term, then on such prior date, Tenant shall, beginning such date, commence to pay minimum rent, real estate taxes and common area maintenance expenses pro-rated on a daily basis from the date Tenant shall commence to conduct business to the date of commencement of the term hereof.

     (5) No electric wires, telegraphs, call boxes or other electric apparatus shall be installed in the leased premises except on the prior written approval of the Landlord; and if such written approval is obtained from the Landlord, the installation shall be under the direct supervision of Landlord. Any such installation that may be made by Tenant, notwithstanding the same being a default under this Lease Agreement, shall be removable by the Landlord at the expense of Tenant.

     (6) Landlord reserves the right from time to time to establish, modify, delete and administer rules and regulations applicable to the Auto Center and the herein demised leased premises. Notice of such rules and regulations, modifications, additions or deletions thereto, if any, shall be in writing and communicated to the Tenant. Tenant shall comply with all of such rules and regulations, with the understanding that such rules and regulations shall be non-discriminatory and apply uniformly to all tenants.

     (7) The parties hereto declare that this writing contains the entire understanding between the parties hereto in relation to this transaction. No representations nor warranties have been made by Landlord, except to the extent that the same are expressly contained within the terms of this writing. No modifications shall be of any force or effect whatsoever unless and until reduced to writing and signed by the respective parties hereto.

U. The Tenant shall not record his Lease without the written consent of Landlord; however, upon the request of either party hereto, the other party shall join in the execution of a memorandum, or so-called "short-form" of Lease for the purpose of recordation.

V. Tenant agrees within ten (10) days after request therefore by Landlord to execute in recordable form and deliver to Landlord a written statement certifying:

     (1) That this Lease is in full force and effect.

     (2) Commencement date of the term.

     (3) That rent is paid currently without any offset or defense thereto.

     (4) The amount of rent, if any, paid in advance.

     (5) That there are no uncured defaults by Landlord or stating those claimed by Tenant if such facts are accurate and ascertainable.

     (6) Other such related facts and terms or conditions as may be needed from time to time by Landlord or its Mortgagee. Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute such a writing in the event Tenant shall fail to do so within ten (10) days of landlord's request.

W. Utility costs will be assessed based on square footage in relation to the building as a whole.

X. Parking will be allocated based on square footage and no overnight parking will be allowed.

     WITNESSED BY:                      LANDLORD:

     /s/ [illegible]                    BY: /s/ [illegible]
     ---------------------------

     ---------------------------        ITS:  [illegible]

     /s/ [illegible]                    TENANT:

                                        BY: /s/ Richard J. Kohl, President

     ---------------------------        BY:

                                   EXHIBIT "A"

                                   EXHIBIT "B"

                               SIGN SPECIFICATION
                               ------------------

1. Since a variety of well-designed signs coordinated with storefront design is essential to the overall concept of the shopping center, the design, size, materials and locations of all signs must be approved by the Landlord and his decision in such matters shall be final. Tenant shall submit drawings for written approval to Landlord prior to Tenant's installation of any sign.

2. Tenant may have its business name, address and store hours applied to the front and service doors, as applicable, using professionally and individually vinyl die cut letters, white, Helvetica style letter not to exceed 2-1/2 inches in height. No other type of signage will be permitted for this purpose.

3. Plastic "open and closed" signs, changeable boards or window stickers to this effect are not permitted. See item "B" for store hour signage.

4. Visa, MasterCard and all other credit card or club stickers may be placed on the lower left portion of the front door. The size of such stickers is subject to the Landlord's approval.

5. Security stickers, alarm system notifications or similar notices may be placed at the bottom center portion of the front door. The size of such stickers is subject to the Landlord's approval.

6. Neon mansard sign or window treatments of any sort become the property of the Landlord when they are installed, and should be left with the premises.

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

                                   EXHIBIT "F"

                                    GUARANTY
                                    --------

        To induce CKS INVESTMENTS LLC ("Landlord"), to enter into the Lease with ALL NIGHT AUTO, INC. ("Tenant") dated January 1, 2003 ("Lease"), guarantee the payment to Landlord of all sums presently due and all sums which shall in the future become due and owing to Landlord from Tenant whether under the Lease or any other agreement. Guarantor(s) also guarantee the due performance by tenant of all of its obligations under the Lease, and all other present and future agreements with Landlord.

        Guarantor(s) also agree that: (1) Landlord may collect on this Guarantee without first seeking to collect from Tenant; (2) to indemnify and hold Landlord harmless against al obligations, demands and liabilities by whomsoever asserted, and against all losses suffered, incurred or paid by Landlord in any way arising out of, or consequential to transactions with Tenant; (3) this Guarantee shall not be impaired by any amendment of the Lease or any other subsequent agreement between Landlord and Tenant or Landlord and Guarantor(s); (4) no modifications or release of any obligations guaranteed by Guarantor(s) or any security given to Landlord shall release Guarantors' obligation under this Guarantee; (5) Guarantor(s) shall be liable for all of Landlord's attorney's fees and costs relating to enforcement of this Guarantee; (6) Guarantors' liability under this Guarantee is unconditional and may be enforced without requiring Landlord first to resort to any other right, remedy or security; (7) until all of Tenant's obligations to Landlord have been paid in full, Guarantor(s) shall have no right of subrogation, reimbursement or indemnity against Tenant; (8) no setoffs or counterclaims of Guarantor(s) against Landlord shall impair Landlord's rights against Guarantor(s) or Tenant and Guarantor(s) waive any such setoffs or counterclaims in any proceedings to enforce this Guarantee; (9) Guarantor(s) waive any right to notice of or to object to the commercial reasonableness of the disposition of any security which Landlord may hold from Tenant.

        Guarantor(s) further agree that: (10) if Tenant or Guarantor(s) shall ever become insolvent, make an assignment for the benefit of creditors, or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, against or in respect of Tenant or Guarantor(s), such action shall not release this Guarantee and all obligations shall become due and payable without notice; (11) Landlord's account records shall be binding upon Guarantor(s) for the purpose of establishing the debts and obligations due from Tenant and shall constitute prima facie proof of the obligations of Tenant to Landlord; (12) this Guarantee may not be terminated if any obligations to landlord remain outstanding; (13) nothing shall discharge or satisfy the liability of Guarantor(s) except the full payment and performance of all Tenant's debts and obligations to Landlord with interest and reasonable costs of collection; (14) any and all present and future debts and obligations of Tenant to Guarantor(s) are hereby waived and subordinated to the full payment and performance of all present and future debts and obligations of Tenant to Landlord; and (15) all funds or other property Guarantor(s) in Landlord's possession may be held by landlord as security for any and all of Guarantors' obligations to Landlord.

        Guarantor(s) waive notice of acceptance of this Guarantee by Landlord, presentment and protest of any instrument, notice of default, and all other notices to which Guarantor(s) might otherwise be entitled. Guarantor(s) and Landlord each irrevocably waive all rights to trial by jury in any action involving this Guarantee.

        THIS GUARANTEE IS FREELY AND VOLUNTARILY GIVEN TO LANDLORD BY THE UNDERSIGNED WITHOUT ANY DURESS OR COERCION, AND AFTER GUARANTORS HAVE EITHER CONSULTED WITH AN ATTORNEY OR BEEN GIVEN AN OPORTUNITY TO DO SO. GUARANTORS HAVE CAREFULLY AND COMPLETELY READ AL OF THE TERMS AND PROVISIONS OF THIS GUARANTEE.

        This Guarantee, shall be governed and interpreted according to the laws of the State of Michigan and shall be binding upon Guarantors' heirs, executors, personal representatives, administrators, successors and assigns and shall inure to the benefit of landlord's successors and assigns.

Dated: JANUARY 1, 2003

Witness                                 GUARANTOR:


-------------------------------------


-------------------------------------          Address


                                               Soc. Sec:
                                               Drivers
                                               License No:


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